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                                                                     Exhibit 99


                          CONSENT OF LOWELL HARWOOD


        The undersigned, Lowell Harwood, hereby consents to being named as a person about to become a director of Central Parking Corporation (the "Company") in the Company's registration statement on Form S-3.




                                            /s/ Lowell Harwood
                                            ------------------
                                                Lowell Harwood